Exhibit No. 32.1
Form 10-QSB
RPM Technologies, Inc.
File No. 0-65768

          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Green Power Energy Holdings Corp. (the "Company") on Form 10-QSB for the period ending February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wayne Coverdale, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 19, 2004                                    By:   /s/ Wayne Coverdale
      ------------                                       -----------------------
                                                                 Wayne Coverdale
                                                         Chief Executive Officer

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In connection  with the Quarterly  Report of Green Power Energy  Holdings  Corp.
(the "Company") on Form 10-QSB for the period ending February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian A. Morrison, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 19, 2004                                    By: /s/ Brian A. Morrison
      ------------                                       -----------------------
                                                               Brian A. Morrison
                                                         Chief Financial Officer

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A signed  original of this  written  statement  required by Section 906 has been provided to Green Power Energy Holdings Corp. and will be retained by Green Power Energy Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.